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                                                                    EXHIBIT 23.3


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into INVESTools Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-75070) dated December 13, 2001.


/s/ JONES JENSON & COMPANY
JONES JENSON & COMPANY
Salt Lake City, Utah
April 15, 2002